Exhibit 10.3

Deed of Variation

FRONTIER MORTGAGES PTY LTD ACN 126 509 322

(Lender)

and

IA GLOBAL, INC

(Borrower)

DAVIS LAWYERS

ABN 40 257 880 844

Level 1, Corporate Centre One, 2 Corporate Court

Bundall Queensland 4217 Australia

Telephone 1300 885 733 +61 7 5556 7926 Facsimile +61 7 5574 2734

www.davislawyers.com.au

This Agreement is made on the 24th day of April 2008.

BETWEEN:	IA GLOBAL, INC of Suite 2450, 101 California Street, San Francisco CA 94111 USA

"Borrower"

AND:	FRONTIER MORTGAGES PTY LTD CAN 126509 322 of Level 1, 2 Corporate Court, Bundall QLD 4217, Australia

"Lender"

RECITALS:

A.	The Lender and Borrower are parties to the Loan Agreement.
B.	The Borrower has requested the Lender to agree to vary the terms of the Loan Agreement.
C.	The Lender agrees to do so on certain terms and conditions, including the execution by the Borrower of this Agreement.
D.	The parties wish to enter into this Agreement to record the arrangements between them.

THE PARTIES COVENANT AND DECLARE:

1.	DEFINITIONS AND INTERPRETATIONS

Definitions

In this Agreement, unless the context or subject matter otherwise require:
(a)	“AEST” means Australian Eastern Standard Time;
(b)	“Agreement” means this deed of variation, including the recitals, schedules and annexures (if any) to it, as it may later be amended or supplemented by the parties in writing;
(c)	“Debt” means the debt as described in the Loan Agreement;
(d)	“Extension Fee” means the sum of US$25,000.00;
(e)	”Loan Agreement” means the loan agreement entered into between the parties dated 21 December 2007;
(f)	“Reference section” means the Commercial Details schedule to the Loan Agreement;
(g)	“Repayment date” means the Repayment date in the Reference section;
(h)	“Repayment method” means the Repayment method in the Reference section;
(i)	“Security” means the security described in the Reference Section;
(j)	"Variations” means the variations to the Loan Agreement specified and described at clause 2; and
(k)	"Variation Date" means 24 April 2008.

2.	VARIATION OF LOAN AGREEMENT
A.	The Loan Agreement shall be varied on and from the Variation Date as follows:
(a)

Subject to receipt by the Lender of evidence from the Borrower of transfer to the bank account nominated by the Lender of part payment of the Extension Fee in the sum of US$20,000.00 by 12noon AEST on 28 April 2008 and provided such monies are received into the account of the Lender within three business days thereafter the Repayment date shall be amended to mean “4pm AEST on 10 July 2008”;

(b)

Subject to receipt by the Lender of the evidence of payment referred to in clause 2(a) of this Agreement the first sentence of second paragraph of the definition of Repayment method shall be deleted and replaced with:

“The Borrower must repay the outstanding Debt as follows:

(i)	as to the sum of US$200,000.00 to the bank account nominated by the Lender by 4.00pm AEST on 29 April 2008;
(ii)	as to the sum of US$300,000.00 to the bank account nominated by the Lender by 4.00pm AEST on 8 May 2008; and
(iii)	as to the balance of the Debt including the balance of any of the Extension Fee which remains outstanding to the bank account nominated by the Lender by 4.00pm on 10 July 2008.
B.

With respect to clauses 2A(b)(i) and (ii) the Borrower shall not be in default provided the Borrower has provided by the dates stipulated therein evidence to the Lender of transfer of the said monies provided the monies are received by the Lender within three (3) business days after each such due date.

3.	CONFIRMATION OF LOAN AGREEMENT AND SECURITY
Subject to the Variations:
(a)

the parties confirm all of their respective obligations and other terms and conditions under the Loan Agreement and the Security (“the documents”) and acknowledge that nothing in this Agreement shall release, extinguish, postpone, lessen or otherwise prejudicially affect a claim a party may have against another party under the documents whether the breach of an obligation occurs before, on or after the Variation Date; and

(b)	the documents shall remain fully effective and binding and shall continue to secure the Principal Sum and interest thereon to the Lender in accordance with their provisions as hereby varied.
4.	ACKNOWLEDGMENTS

The Borrower acknowledges and consents to the provisions of this Agreement and acknowledge that:

(a)	the Lender has entered into this Agreement at the express request of the Borrower;
(b)	nothing herein contained or implied shall either directly or indirectly derogate from or vary the rights of the Lender against any other parties pursuant to the provisions of the documents; and
(c)

without limiting the generality of the provisions of the documents, the documents shall jointly and severally secure all moneys now and hereafter owing contingently or otherwise from Borrower to the Lender as amended by this Agreement.

5.	COSTS

The Borrower must pay all reasonable costs and expenses of the Lender (on a solicitor and own client basis) in relation to:

(a)	the negotiation, preparation, execution, delivery, stamping and registration of this Agreement;
(b)	the enforcement, protection or waiver or attempted enforcement or protection of a right under the documents by the Lender; and
(c)

any stamp duty including fines now or hereafter assessed payable or paid in respect of this Agreement and any other or any document or security executed pursuant to this Agreement or any other document or documents relating to the transactions.

6.	CONFIDENTIALITY

The parties to this Agreement each acknowledge and agree with the others that the terms of this Agreement are to remain confidential as between them and no party to this Agreement may divulge the terms of this Agreement to any person, other than to professional financiers and to professional consultants of that party to the extent necessary for the performance by that party of its obligations under this Agreement, without the consent of the other party.

7.	NOTICES
(a)

Any notice, approval, consent or other communication (in this clause collectively called a “notice”) required to be given or served in connection with this Agreement must be in writing and must be given:

(i)	by facsimile to the facsimile reception number most recently advised in writing by the recipient party to the party giving the notice; or
(ii)

by registered post or hand delivery to the address of the recipient party set out in the Loan Agreement or such other address as may later be notified in writing by the recipient party to the party giving the notice.

(b)	A notice given in accordance with this clause is deemed to be received:
(i)	in the case of a facsimile transmission, upon completion of the relevant transmission without any error or malfunction;
(ii)	in the case of delivery by registered mail, two (2) business days after the registration of the notice for posting; and
(iii)	in the case of hand delivery, upon delivery to the recipient party.
8.	PROPER LAW

The laws of the State of Queensland and of the Commonwealth of Australia shall apply to this Agreement to the exclusion of any other laws and the parties agree to submit to the jurisdiction of the courts of Queensland in relation to this Deed.

9.	SEVERABILITY

In the event that any provision of this Agreement is held to be invalid, illegal or unenforceable, that provision must to the extent of the invalidity, illegality or unenforceability be ignored in the interpretation of this Agreement and all the other provisions of this Agreement will remain in full force and effect.

10.	NO WAIVER

A party to this Agreement is not to be taken to have waived any right or entitlement it may have under this Agreement unless and until that waiver is notified in writing to the party seeking the benefit of the alleged waiver. Waiver by a party in respect of any act or thing required to be done under this Agreement does not act as a waiver of any other act or thing (whether of the same or of a different nature) required to be done under this Agreement.

THIS AGREEMENT IS EXECUTED AS A DEED.

EXECUTED by FRONTIER MORTGAGES PTY LTD ACN 126 509 322 in accordance with section 127 of the Corporations Act by being signed by:
Signature	Signature /s/ John Margerison
Full name of signatory	Full name of signatory John Margerison
Office held (Director, Secretary or Sole Director and Sole Company Secretary)	Office held (Director, Secretary or Sole Director and Sole Company Secretary)
EXECUTED by IA GLOBAL, INC by:
Signature /s/ Derek Schneideman	Signature
Full name of signatory Derek Schneideman	Full name of signatory
Office held (Director, Secretary or Sole Director and Sole Company Secretary)	Office held (Director, Secretary or Sole Director and Sole Company Secretary)
Date:	Date: